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                                                                Exhibit 10.3

                             SECOND AMENDMENT TO
                     AMENDED AND RESTATED LOAN AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is entered into and effective as of October 28, 2005, by and among Angelica Corporation, a Missouri corporation ("Borrower"), LaSalle Bank National Association ("LaSalle"), as Administrative Agent ("Administrative Agent"), and LaSalle and the other lenders listed on the signature page hereto (the "Lenders").

                                  RECITALS:
                                  --------

A. Borrower, Administrative Agent and Lenders are party to that Amended and Restated Loan Agreement dated as of January 27, 2005, as amended from time to time (as amended, the "Original Loan Agreement").

B. Administrative Agent, Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                  AGREEMENT
                                  ---------

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1. DEFINITIONS. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.

2. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective, unless otherwise stated herein, as of the date first written above, but only if this Agreement has been executed by Borrower and Administrative Agent and each Lender, and acknowledged by each Guarantor.

3. CONSENT.
Section 13.18 of the Original Loan Agreement provides that no later than August 31, 2005 (unless Administrative Agent in its sole discretion agrees in writing to a later date), other than ordinary course of business storage at customers of no more than thirty (30) consecutive days for any item of Inventory, the Borrower and its Subsidiaries shall not store any Inventory or other assets in excess of $250,000 in the aggregate with a bailee, warehouseman, consignee or pursuant to an express or implied agreement establishing a bailment or consignment of Inventory or similar arrangement, unless Administrative Agent has received a written acknowledgment satisfactory to Administrative Agent from the third party involved which acknowledges the prior perfected Security Interest of Administrative Agent for the benefit of Lenders in such Inventory. Such August 31, 2005 date was extended to September 30, 2005 by the Administrative Agent pursuant to a Consent to Loan Agreement, between Borrower and Administrative Agent, dated as of August 31, 2005 (the "First Consent"), and as it was further extended to October 28, 2005 pursuant to a Consent to Loan Agreement, between Borrower and Administrative Agent, dated as of September 30, 2005 (the "Second Consent"). Borrower has notified Administrative



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Agent that it will not obtain by October 28, 2005 all such required consents. Administrative Agent hereby agrees that the October 28, 2005 date referred to in the Second Consent is extended to November 30, 2005 for all of Borrower's and its Subsidiaries' locations, other than their Hempstead, New York locations. Administrative Agent reserves the right to grant further extensions to such date in its sole discretion.

4. CONSENT.
Section 13.18 of the Original Loan Agreement provides that no later than August 31, 2005 (unless Administrative Agent in its sole discretion agrees in writing to a later date), other than ordinary course of business storage at customers of no more than thirty (30) consecutive days for any item of Inventory, the Borrower and its Subsidiaries shall not store any Inventory or other assets in excess of $250,000 in the aggregate with a bailee, warehouseman, consignee or pursuant to an express or implied agreement establishing a bailment or consignment of Inventory or similar arrangement, unless Administrative Agent has received a written acknowledgment satisfactory to Administrative Agent from the third party involved which acknowledges the prior perfected Security Interest of Administrative Agent for the benefit of Lenders in such Inventory. Such August 31, 2005 date was extended to September 30, 2005 by the Administrative Agent pursuant to the First Consent, and as it was further extended to October 28, 2005 pursuant to the Second Consent, and as further extended, subject to limitations, in
Section 3 hereof. Borrower has notified Administrative Agent that it will not obtain by October 28, 2005 such required consents for its and its Subsidiaries Hempstead, New York locations. Administrative Agent and the Required Lenders hereby agree that no such consent is required for the Hempstead, New York locations, if and only if the assets at such location shall be excluded from the definition of Asset Coverage Ratio.

5. AMENDMENTS. MAXIMUM RATIO OF FUNDED INDEBTEDNESS TO EBITDA. Section 14.3 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "14.3 MAXIMUM RATIO OF FUNDED INDEBTEDNESS TO EBITDA. Borrower shall cause the ratio of Funded Indebtedness to EBITDA for the most recently ended four fiscal quarters, for the fiscal quarters ended on the dates specified below, calculated as of the last day of each such fiscal quarter, to not be greater than the ratio specified for such period, subject to the proviso below:

         ========================================================================================
         FOUR FISCAL QUARTER PERIOD ENDED ON OR          MAXIMUM RATIO OF FUNDED INDEBTEDNESS TO
         MOST RECENTLY BEFORE THE FOLLOWING DATES:       EBITDA
         ----------------------------------------------------------------------------------------
         July 31, 2005, October 31, 2005, January 31,    4.00:1.00
         2006, April 30, 2006, and each July 31,
         October 31, January 31, and April 30
         thereafter
         ----------------------------------------------------------------------------------------

         Provided, however, and notwithstanding the foregoing, if the Real Estate Closing does not occur on or before November 30, 2005, then for the fiscal quarter ending on October 29, 2005 and for all reporting periods thereafter, Borrower shall cause the ratio of Funded Indebtedness to EBITDA for the most recently ended four fiscal quarters, for the fiscal quarters ended on the dates specified below, calculated as of the last day of each such fiscal quarter, to not be greater than the ratio specified for such period:

                                     2

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
         ========================================================================================
         FOUR FISCAL QUARTER PERIOD ENDED ON OR          MAXIMUM RATIO OF FUNDED INDEBTEDNESS TO
         MOST RECENTLY BEFORE THE FOLLOWING DATES:       EBITDA
         ----------------------------------------------------------------------------------------
         October 31, 2005, January 31, 2006,             2.75:1.00
         April 30, 2006, July 31, 2006, and each
         October 31, January 31, April 30 and
         July 31 thereafter
         ----------------------------------------------------------------------------------------

         5.2. REAL ESTATE CLOSING. Section 15.1.18 of the Loan Agreement is deleted and replaced with the following:

         "15.1.18. Real Estate Closing. The Real Estate Closing does not occur on or before November 30, 2005."

6. PATRIOT ACT NOTIFICATION. Administrative Agent, each Lender and LaSalle (for itself and not on behalf of any other party) hereby notifies the Borrower and each other Covered Person that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the "Act"), it is required to obtain, verify and record information that identifies the Borrower and each other Covered Person, which information includes the name and address of the Borrower and each other Covered Person and other information that will allow Administrative Agent, such Lender or LaSalle, as applicable, to identify the Borrower and each other Covered Person in accordance with the Act.

7. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) Borrower's execution, delivery and performance of this Agreement has been duly authorized by all requisite action of Borrower, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) all of the representations and warranties contained in Section 10 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement,
(v) after giving effect to this Agreement, there is no Existing Default,
(vi) since the Effective Date, there has been no change or modification to the Charter Documents of Borrower or any other Covered Person, (vii) since the date of the Initial Financial Statements, there has been no change in the financial condition or business operations of Borrower or any other Covered Person which could reasonably be expected to result in a Material Adverse Effect, (viii) there are no proceedings of any kind, pending or threatened against Borrower or any other Covered Person, which could reasonably be expected to result in a Material Adverse Effect, and( ix) there are no Security Interests with respect to the Borrower or its assets, except for Permitted Security Interests.

8. REAFFIRMATION. Borrower hereby represents, warrants, acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect, (ii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iii) Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and any such claim is hereby irrevocably waived and released and discharged forever.

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9. GOVERNING LAW. This Agreement has been deemed to be executed and delivered in Chicago, Illinois, and shall be governed by and construed under the laws of the State of Illinois without giving effect to choice or conflicts of law principles thereunder.

10. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

11. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

12. INCORPORATION BY REFERENCE. Administrative Agent, Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

13. FEES AND EXPENSES. Borrower shall promptly pay to Administrative Agent all fees, expenses and other amounts owing to Administrative Agent under the Loan Agreement and the other Loan Documents, including, without limitation, all fees, costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.

14. NOTICE--ORAL COMMITMENTS NOT ENFORCEABLE. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan
Documents:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT COMPANY (BORROWER) AND THE BANK (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS THE COMPANY (BORROWER) AND THE BANK (CREDITOR) REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

  Borrower acknowledges that there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

15. STATUTORY NOTICE-INSURANCE. The following notice is given pursuant to
Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

         UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS


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         INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE
         THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

                {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                     SIGNATURE PAGE IMMEDIATELY FOLLOWS}

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         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

ANGELICA CORPORATION, A MISSOURI CORPORATION, AS BORROWER

By: /s/ James W. Shaffer
   --------------------------------------------------
Name: James W. Shaffer
     ------------------------------------------------
Title: Vice President & Chief Financial Officer
      -----------------------------------------------


LASALLE BANK NATIONAL ASSOCIATION,


AS ADMINISTRATIVE AGENT AND A LENDER

By: /s/ Margaret C. Dierkes
   --------------------------------------------------
Name: Margaret C. Dierkes
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------


NATIONAL CITY BANK OF THE MIDWEST, A LENDER

By: /s/ Matthew M. Springman
   --------------------------------------------------
Name: Matthew M. Springman
     ------------------------------------------------
Title: Senior Vice President
      -----------------------------------------------


UMB BANK, NATIONAL ASSOCIATION, A LENDER

By: /s/ Cecil G. Wood
   --------------------------------------------------
Name: Cecil G. Wood
     ------------------------------------------------
Title: Executive Vice President
      -----------------------------------------------


WELLS FARGO BANK, N.A., A LENDER

By: /s/ Tammy R. Sturgis
   --------------------------------------------------
Name: Tammy R. Sturgis
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------


REGIONS BANK, FORMERLY KNOWN AS UNION PLANTERS
BANK, N.A., A LENDER

By: /s/ Daniel R. Kraus
   --------------------------------------------------
Name: Daniel R. Kraus
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------

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ACKNOWLEDGED AND AGREED TO AS OF OCTOBER 28, 2005:

ANGELICA TEXTILE SERVICES, INC., a New York corporation

By: /s/ James W. Shaffer
   --------------------------------------------------
Name: James W. Shaffer
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------


ANGELICA TEXTILE SERVICES, INC., a California corporation

By: /s/ James W. Shaffer
   --------------------------------------------------
Name: James W. Shaffer
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------


SOUTHERN SERVICE COMPANY, a California corporation

By: /s/ James W. Shaffer
   --------------------------------------------------
Name: James W. Shaffer
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------


ANGELICA REALTY CO., a California corporation

By: /s/ James W. Shaffer
   --------------------------------------------------
Name: James W. Shaffer
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------



THE SURGIPACK CORPORATION, a Massachusetts corporation

By: /s/ James W. Shaffer
   --------------------------------------------------
Name: James W. Shaffer
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------


ROYAL INSTITUTIONAL SERVICES, INC., a Massachusetts corporation


By: /s/ James W. Shaffer
   --------------------------------------------------
Name: James W. Shaffer
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------



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